As filed with the Securities and Exchange Commission on February 13, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2004

Tufco Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-21108	39-1723477

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 920.336.0054

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

     The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition of Form 8-K:

Exhibit No.	Description

99.1	Press Release dated February 12, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 12, 2004, Tufco Technologies Inc. issued a press release reporting financial results for the quarter ended December 31, 2003. A copy of this press release is included as Exhibit 99 and incorporated herein by reference.

     The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

(remainder of page intentionally left blank; signature on following page.)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.

Dated: February 13, 2004	By:	/s/ Michael B. Wheeler

Michael B. Wheeler
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated February 12, 2004.